EXHIBIT 10.9

CONFIDENTIAL – Redacted. Confidential Treatment of redacted portions requested of the Securities and Exchange Commission.

AMENDMENT TO

ASSET PURCHASE AGREEMENT

THIS AMENDMENT is made as of December 31, 2008 to the Asset Purchase Agreement dated December 22, 2008 (the "Agreement"), by and among Greentree Capital Management, L.L.C. ("Seller"), Peter J. Gaess ("Principal"), T.C. Lewis (for the purposes of Section 3.02 only) ("Lewis") and The Canandaigua National Bank and Trust Company ("Buyer").

The parties hereto agree that Schedule 1.04 as originally attached to the Agreement shall be deleted and replaced to read in its entirety as follows:

Schedule 1.04
Illustration of Adjusted Purchase Price Calculation

[*]

IN WITNESS WHEREOF, the parties hereunto have duly executed this Amendment on December 31, 2008.

BUYER:

THE CANANDAIGUA NATIONAL BANK

AND TRUST COMPANY

By: /s/ George W. Hamlin, IV
      George W. Hamlin, IV
      President and CEO

SELLER:

GREENTREE CAPITAL MANAGEMENT, L.L.C.

By: /s/ Peter J. Gaess
      Peter J. Gaess
     Principal

PRINCIPAL:

/s/ Peter J. Gaess

Peter J. Gaess

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